Vista International Technologies, Inc.

(Formerly known as Nathaniel Energy Corporation)

2005 Equity Participation Plan

(as amended through April 15, 2013)

l. Purpose of the Plan.  The Vista International Technologies, Inc. (formerly known as Nathaniel Energy Corporation) 2005 EquityParticipation Plan (the “Plan”) is intended to advance the interests of Vista International Technologies, Inc. (the “Company”) by inducing individuals or entities of outstanding ability and potential to join and remain with, or provide consulting or advisory services to the Company, byencouraging and enabling eligible employees, non-employee Directors, consultants and advisorsto acquire proprietary interests in the Company, and by providing the participating employees,non-employee Directors, consultants and advisors with   additional incentive to promote thesuccess of the Company. This is accomplished by providing for the granting of “Options,”which term as used herein includes both “Incentive Stock Options” and “Non-statutory Stock Options”, as later defined, Company common stock registered on Form S-8 with the Securities and Exchange Commission, and “Restricted Stock,” to employees, non-employee Directors, consultants and advisors.

The Board of Directors adopted the Planon March l, 2005. The Plan was amended by the Board of Directors as of July 19, 2005 to decrease the maximum number of shares of Common Stock issuable pursuant to Options and as Restricted Stockgranted under the Plan from 40,000,000 to 20,000,000 shares. The Plan was amended again on April 15, 2013 by the Board of Directors to authorize the filing of a Form S-8 Registration Statement with the Securities and Exchange Commission, and to register 12,000,000 of the available 20,000,000 shares under the Plan for use by the Company in retaining persons who provide bona fide services to the Company and who are not involved in any offer or sale of Company securities for capital raising transactions, and who do not directly or indirectly promote a market for the Company’s common stock.

2. Administration. The Plan shall be administered by the Board of

Directors of the Company (the “Board” or “Board of Directors”) or by a committee (the

“Committee”) consisting of at least two (2) persons chosen by the Board of Directors. Except as herein specifically provided, theinterpretation and construction by the Board of Directors or theCommittee of any provision ofthe Plan or of any Option, or with respect to any Registered Stock on Form S-8 or Restricted Stockgranted under it shall be final and conclusive. The receipt of Options, Registered Form S-8 Stock, or Restricted Stock byDirectors, or any members of the Committee, shall not preclude their vote on any matters inconnection with the administration or interpretation ofthe Plan.

3. Shares Subject to the Plan. The shares subject to Options granted under the Plan, and shares granted as Form S-8 Registered Stock and Restricted Stock under the Plan, shall be shares of the Company’s common stock, par value $.001 per share (the “Common Stock”), whether authorized butunissued or held in the Company’s treasury, or shares purchased from stockholders expressly foruse under the Plan. The maximum number of shares of common stock that may be issuedpursuant to Options or as

Restricted Stock granted under the Plan shall not exceed in theaggregate eight million (8,000,000) shares. The maximum number of shares of common stock that may be issued as Registered Stock on Form S-8 shall be twelve million (12,000,000) shares. Noshares of common stock may be issued unlessthere are a sufficient number of shares of common stock authorized and reserved for suchissuance. Subject to the foregoing sentence, the Company shall at all times while the Plan is inforce reserve such number of shares ofstock as will be sufficient to satisfy therequirements of all outstanding commitments granted under the Plan. ln the event any Option grantedunder the Plan shall expire or terminate for any reason without having been exercised in full orshall cease for any reason to be exercisable in whole or in part, the unpurchased shares subject thereto shall again be available for Options and grants of Restricted Stock under the Plan. ln the event any shares of Restricted Stock are forfeited for any reason, the shares forfeited shall againbe available for Options and grants of Restricted Stock under the Plan. ln the event shares ofcommon stock are delivered to or withheld by the Company pursuant to Sections l3(b) or 27hereof, only the net number of shares issued, i.e., net of the shares so delivered or withheld, shallbe considered to have been issued pursuant to the Plan.

4. Participation. The class of individuals that shall be eligible to receive

Options (“Optionees”) and Restricted Stock and Form S-8 Registered Stock (“Grantees”) under the Plan shall be (a) with respectto Incentive Stock Options described in Section 6 hereof all employees of either the Company orany parent or subsidiary corporation ofthe Company, and (b) with respect to Non-statutory StockOptions described in Section 7 hereof, Restricted Stock described in Section 17 hereof, and Registered Form S-8 common stock allemployees, and non-employee Directors of or consultants and advisors to either the Companyor any parent or subsidiary corporation of the Company provided however, that Non-statutory Stock Options, Restricted Stock or Registered Stock on Form S-8 shall not be granted to any such consultant oradvisor unless (i) the consultant or advisor is a natural person, (ii) bona fide services have been or are to be rendered by such consultantor advisor and (iii) such services are not in connection with the offer or sale of securities in a capital raising transaction and do not directly or indirectly promote or maintain a market fortheCompany’s securities. The Board of Directorsor the Committee, in its sole discretion, butsubject to the provisions of the Plan, shall determine the employees and non-employee Directorsand the consultants and advisors to the Company and its parent and subsidiary corporations whom Options, Restricted Stock and Form S-8 Registered Stock shall be granted, and the number of shares to be coveredby each Option and each Restricted Stock grant and Form S-8 Stock issuance, taking into account the nature of theemployment or services rendered by the individuals or entities being considered, their annualcompensation, their present and potential contributions to the success of the Company, and suchother factors as the Board of Directors or the Committee may deem relevant. For purposes hereof a non-employee to whom an offer of employment has been extended shall be consideredan employee, provided that the Options granted to such individual shall not be exercisable, andthe Restricted Stock granted shall not vest, in whole or in part, for a period of at least one yearfrom the date of grant and in the event the individual does not commence employment with theCompany, the Options and/or Restricted Stock granted shall be considered null and void.

5. Stock Option Agreement. Each Option granted under the Plan shall be authorized by the Board of Directors or the Committee, and shall be evidenced by a Stock

Option Agreement which shall be executed by the company and by the individual or entity towhom such Option is granted. The Stock Option Agreement shall specify the number of sharesof common stock as to which  'Option is granted, the period' during which the Option isexercisable, and the option price per share thereof, and such other terms and provisions as theBoard of Directors or the Committee may deem necessary or appropriate.

6. Incentive Stock Options. The Board of Directors or the Committee may

grant Options under the Plan which are intended to meet the requirements of Section 422 oftheInternal Revenue Code of l986, as amended (the “Code”), with respect to “incentive stockoptions,” and which are subject, to the following terms and conditions and any other terms and conditions as may at any time be required by Section 422 ofthe Code (referred to herein as an“Incentive Stock Option”):

(a) No Incentive Stock Option shall be granted to individuals other than employees ofthe Company or of a parent or subsidiary corporation of the Company.

(b) Each Incentive Stock Option under the Plan must be granted prior to February 1, 2015, which is within ten (10) years from the date the Plan was adopted by theBoard of Directors.

(c) The option price of the shares subject to any Incentive StockOption shall not be less than the fair market value (as defined in subsection (f) of this Section 6)ofthe common stock at the time such Incentive Stock Option is granted; provided, however, if an

Incentive- Stock Option is granted to an individual who owns, at the time the Incentive StockOption is granted, more than ten percent (10%) ofthe total combined voting power of all classesof stock of the Company or of a parent or subsidiary corporation of the Company (a “10% stockholder”), the option price ofthe shares subject to the Incentive Stock Option shall be atleast one hundred ten percent (110%) of the fair market value ofthe common stock at the time suchlncentive Stock Option is granted.

(d) No Incentive Stock Option granted under the Plan shall beexercisable afterthe expiration of ten (10) years from the date of its grant. However, if anIncentive Stock Option is granted to a l0% Stockholder, such Incentive Stock Option shall not be exercisable after the expiration of five (5) years from the date of its grant. Every IncentiveStock Option grantedunder the Plan shall be subject to earlier termination as expressly providedin Section I2 hereof.

(e) For purposes of determining stock ownership under this Section 6,the attribution rules of Section 424(d) of the Code shall apply.

(f) For purposes ofthe Plan, fair market value shall be determined bythe Board of Directors' of the Committee. If the common stock is listed on a national securities exchange or The NASDAQ Stock Market (“NASDAQ”) or traded on the Over-the-Countermarket, fair market value shall be the closing selling price or, if not available, the closing bidprice or, if not available, the high bid price of the common stock quoted on such exchange orNASDAQ, or on the Over-the-Counter market, as reported by the exchange, NASDAQ or theNational Association of Securities Dealers OTC Electronic Bulletin Board, or if the commonstock is not so reported, then by the Pink Sheets, LLC, as the case may be, on the dayimmediately preceding the day on which the Option is granted (or, if granted after the close ofbusiness for trading, then on the day on which the Option is granted), or, if there is no selling orbid price on that day, the closing selling price, closing bid price or high bid price, as the casemay be, on the most recent day which precedes that day and for which such prices are available.If there is no selling or bid price forth ninety (90) day period preceding the date of grant of anOption hereunder, fair market value shall be determined in good faith by the Board of Directors or the Committee.

7. Non-statutory Stock Options. The Board of Directors or the Committee

may grant Options under the Plan which are not intended to meet the requirements of Section422 of the Code; as well as Options which are intended to meet the requirements of Section 422of the Code but the terms of which provide that they will not be treated as Incentive StockOptions (referred to herein as a “Non-statutory Stock Option”). Non-statutory Stock Options shallbe subject to the following terms and conditions:

(a) A Non-statutory Stock Option may be granted to any individual orentity eligible to receive an Option under the Plan pursuant to clause (b) of Section 4 hereof.

(b) The option price of the shares subject-to a Non-statutory StockOption shall be determined by the Board of Directors or the Committee, in its sole discretion, atthe time  of the grant of the Non-statutory Stock Option.

(c) A Non-statutory Stock Option granted under the Plan may be ofsuch duration as shall be determined by the Board of Directors or the Committee (subject to earlier termination as expressly provided in Section l2 hereof).

8. Reload Options. The Board of Directors or the Committee may grant

Options with a reload feature. A reload feature shall only apply when the option price is paid bydelivery of common stock (as set forth in Section l3(b)(ii) or by having the Company reduce thenumber of shares otherwise issuable to an Optionee (as provided for in the last sentence ofSection l3(b) (a “Net Exercise”). The Stock Option Agreement for the Options containing thereload feature shall provide that the Option holder shall receive, contemporaneously with thepayment of the option price in shares of common stock or in the event of a Net Exercise, a reloadstock option (the “Reload Option”) to purchase that number of shares of common stock equal tothe sum of (i) the number of shares of common stock used to exercise the Option (or not issuedin the case of a Net Exercise), and (ii) with respect to Non-statutory Stock Options, the number of shares of common stock used to satisfy any tax Withholding requirement incident to the exerciseof such Non-statutory ‘Stock Option. The terms of the Plan applicable to the

Option shall beequally applicable to the Reload Option with the following exceptions: (i) the option price pershare of common stock deliverable upon the exercise of the Reload Option, (A) in the case of a Reload Option which is an Incentive Stock Option being granted to a 10% Stockholder, shall beone hundred ten percent (110%) of the fair market value of a share of common stock on the dateof grant of the Reload Option and (B) in the case of a Reload Option which is an Incentive StockOption being granted to a person other than a 10% Stockholder or is a Non-statutory StockOption, shall be the fair market value of a share of common stock on the date of grant of theReload Option; and (ii) the term of the Reload Option shall be equalto the-remaining option termof the Option (including a Reload Option) which gave rise the Reload Option. The ReloadOption shall be evidenced by an appropriate amendment to the Stock Option Agreement for the

Option that gave rise to the Reload Option. In the event the exercise price of an Option containing a reload feature is paid by check and not in shares of Common Stock, the reloadfeature shall have no application with respect to such exercise.

9. Rights of Option Holders. The holder of an Option granted under the

Plan shall have none of the rights of a stockholder with respect to the stock covered by hisOption until such stock shall be transferred to him upon the exercise of his Option.

10. Alternate Stock Appreciation Rights.

(a) Concurrently with, or subsequent to, the award of any Option topurchase one or more shares of Common Stock, the Board of Directors or the Committee may, inits sole discretion, subject to the provisions of the Plan and such other terms and conditions as the Board of Directors or the Committee may prescribe, award to the Optionee with respect toeach shareof Common Stock covered by an Option (“Related Option”), a related alternate stockappreciation right (“SAR”), permitting the Optionee tobe paid theappreciation on the RelatedOption in lieu of exercising the Related Option. An SAR granted with respect to an IncentiveStock Option must be granted together with the Related Option. An SAR granted with respect toa Non-statutory Stock Option may be granted together with, or subsequent to, the grant of such

Related Option.

(b) Each SAR grantedunder the Plan shall be authorized by the Board ofDirectors or the Committee, and shall be evidenced by an SAR Agreement which shall beexecuted by the Company and by the individual or entity to whom such SAR is granted. TheSAR Agreement shall specify the period during which the SAR is exercisable, and such other terms and provisions not inconsistent with the Plan.

(c) An SAR may be exercised only if and to the extent that its RelatedOption is eligible to be exercised on the date of exercise of the SAR. To the extent that a holder of an SAR has a current right to exercise, the SAR may be exercised from time to time by delivery by the holder thereof to the Company at its principal office (attention: Secretary) of a written notice of the number of shares with respect to which it is being exercised. Such noticeshall be accompanied by the agreements evidencing the SAR and the Related Option. ln theevent the SAR shall not be exercised in full, the Secretary of the Company shall endorse or cause to be endorsed on the Agreement and the Related Option Agreement the number of shareswhich have been exercised thereunder and the number of shares that remain exercisable underthe SAR and the Related Option and return such SAR and Related Option to the holder thereof.

(d) The amount of payment to which an Optionee shall be entitled uponthe exercise of each SAR shall be equal to one hundred percent (100%) of the amount, if any, bywhich the fair market value of a share of Common Stock on the exercise date exceeds the exercise price per share ofthe Related Option; provided, however, the Company may, in its solediscretion, withhold from any such cash payment any amount necessary to satisfy the Company’s obligation for Withholding taxes with respect to such payment.

(e) The amount payable by the Company to an Optionee upon exercise ofa SAR may, in the sole determination ofthe Company, be paid in shares of Common Stock, cashor a combination thereof, as set forth in the SAR Agreement. Ln. the case of a payment in shares,the number of shares of Common Stock to be aid to an Optionee upon such Optionee’s exerciseof an SAR shall be determined by dividing the amount of payment determined pursuant to Section 10(d) hereof by the fair market value of a share of Common Stock on the exercise date ofsuch SAR. For purposes of the Plan, the exercise date of an SAR shall be the date the Company receives written notification from the Optionee of the exercise of the SAR in accordancewith the provisions of Section l0(c) hereof.As soon as practicable after exercise,the Company shalleither deliver to the Optionee the amount of cash due such Optionee or a certificate or certificatesfor such shares of Common Stock. All such shares shall be issued with the rights and restrictions specified herein.

(f) SARs shall terminate or expire upon the same conditions and in thesame manner as the Related Options, and as set forth in Section 12 hereof.

(g) The exercise of any SAR shall cancel and terminate the right topurchase an equal number of shares covered by the Related Option.

(h) Upon the exercise or termination of any Related Option, the SAR withrespect to such Related Option shall terminate to the extent of the number of shares of CommonStock as to which the Related Option was exercised or terminated.

(i) An SAR granted pursuant to the Plan shall be transferable to the same extent as the Related Option.

(j) All references in this Plan to “Options” shall be deemed to include “SARS” where applicable.

11. Transferability of Options.

(a) No Option granted under the Plan shall be transferable by theindividual or entity to whom it was granted other than by will or the laws of descent anddistribution, and, during me lifetime of an individual, shall not be exercisable by any other person, but only by him.

(b) Notwithstanding Section 11(a) above, a Non-statutory Stock Optiongranted under the Plan may be transferred in whole or in part during an Optionee’s lifetime, upon theapproval of the Board of Directors or the Committee, to an Optionee’s “family members” (assuchterm is defined in Rule 701(c)(3) of the Securities Act of 1933, as amended, and GeneralInstruction A(l)(a)(5) to Form S-8) through a gift or domestic relations order. The transferredportion of a Non-statutory Stock Option may only be exercised by the person or entity whoacquires a proprietary interest in such option pursuant to the transfer. The terms applicable to thetransferred portion shall be the same as those in effect for the Option immediately prior to suchtransfer and shall be set forth in such documents issued to the transferee as the Board ofDirectors or the Committee may deem appropriate. As used in this Plan the terms “Optionee”and “holder of an Option” shall refer to the grantee of the Option and not any transferee thereof.

12. Effect of Termination of Employment or Death on Options.

(a) Unless otherwise provided in the Stock Option Agreement, if theemployment of an employee by, or the services of a non-employee Director for, or consultant or advisor to, the Company or a parent or subsidiary corporation of the Company shall beterminated for Cause (as hereinafter defined) or voluntarily by the employee, non-employeeDirector, consultant or advisor, then his Option shall expire forthwith. Unless otherwiseprovided in the Stock Option Agreement, and except as-provided in subsections (b) and (c) ofthis Section 12, if such employment or services shall terminate for any other reason, then suchOption may be exercised at any time within three (3) months after such termination, subject tothe provisions of subsection (d) of this Section 12. For purposes hereof, “Cause” shall include, without limitation, (i) conviction of or a plea of nolo contendere to, a felony or other seriouscrime; (ii) commission of any act involving moral turpitude; (iii) commission of any act ofdishonesty involving the Company or the performance of the Optionee’s duties; (iv) breach ofany fiduciary duty to the Company; (v) any alcohol or substance abuse on the part of theOptionee; (vi) the Optionee’s commission of any illegal business practices in connection with the

Company’s business; (vii) any embezzlement or misappropriation of assets; (viii) any excessiveunexcused absences from employment or service; (ix) continued and habitual neglect to performmaterial stated duties; (X) material breach of any provision of any employment, consulting oradvisory agreement between the Optionee and the Company; (xi) engagement in any othermisconduct that is materially injurious to the Company; or (xii) if the Employee is party to anagreement with the Company, anything which constitutes “Cause” thereunder as it relates totermination of employment or services. All references in the above definition of “Cause” to theCompany shall be deemed to include any parent or subsidiary thereof. For purposes of the Plan,the retirement of an individual either pursuant to a pension or retirement plan adopted by theCompany or at the normalretirement date prescribed from time to time by the Company shall bedeemed to be termination of such individual’s employment other than voluntarily or for cause.

For purposes of this subsection (a), an employee, non-employee Director, consultant or advisorwho leaves the employ or services of the Company to become an employee or non~employee Director of or a consultant or advisor to, a parent or subsidiary corporation ofthe Company or acorporation (or subsidiary or parent corporation of the corporation) which has assumed theOption of the Company as a result of a- corporate reorganization or like event shall not beconsidered to have terminated his employment or services.

(b) Unless otherwise provided inthe Stock Option Agreement, if theholder of an Option under the Plan dies (i) While employed by, or while serving as a non-employee Director for or a consultant or advisor to, the Company or a parent or subsidiarycorporation of the Company, or (ii) Within three (3) months after the termination of hisemployment or services other than voluntarily or for Cause, then such Option may, subject to the provisions of subsection (d) of this Section 12, be exercised by the estate ofthe employee or non-employee Director, consultant or advisor, or by a person who acquired the right to exercise suchOption by bequest or inheritance or by reason ofthe death of such employee or non-employeeDirector, consultant or advisor, at any time Within one (1) year 'after such death.

(c) Unless otherwise provided in the Stock Option Agreement, if theholder of an Option under the Plan ceases employment or services because of permanent and total disability (Within the meaning of Section 22(e)(3) of the Code) (“Permanent Disability”)while employed by, or while serving as a non-employee Director for or consultant or advisor to,the Company or a parent or subsidiary corporation of the Company, then such Option may,subject to the provisions of subsection (d) of this Section 12, be exercised at any time Within one(1) year after his termination of employment, termination of Directorship or termination ofconsulting or advisory services, as the case may be, due to the disability.

(d) An Option may not be exercised pursuant to this Section 12 except to the extent that the holder was entitled to exercise the Option at the time of termination ofemployment, termination of Directorship, termination of consulting or advisory services, ordeath, and in any event may not be exercised after the expiration ofthe Option.

(e) For purposes of this Section 12, the employment relationship of an employee of the Company or of a parent or subsidiary corporation of the Company will be treated as continuing intact while he is on military or sick leave or other bona tide leave ofabsence (such as temporary employment by the Government) if such leave does not exceed ninety (90) days or, if longer, so long as his right to reemployment is guaranteed either by statute or by contract.

13. Exercise of Options.

(a) Unless otherwise provided in the Stock Option Agreement, anyOption granted under the Plan shall be exercisable in whole at any time, or in part from time to time, prior to expiration. The Board of Directors or the Committee, in its absolute discretion, may provide in any Stock Option Agreement that the exercise of any Options granted under thePlan shall be subject (i) to such condition or conditions as it may impose, including, but notlimited to, a condition that the holder thereof remain in the employ or service to; or continue toprovide consulting or advisory services to, the Company or a parent or subsidiary corporation ofthe Company for such period or periods from the date of grant of the Option as the Board ofDirectors or the Committee, in its absolute discretion, shall determine; and (ii) to such limitationsas it may impose, including, but not limited to, a limitation that the aggregate fair market value(determined at the time the Option is granted) of the Common Stock with respect to whichIncentive Stock Options are exercisable for the first time by any employee during any calendaryear (under all plans of the Company and its parent and subsidiary corporations) shall not exceed one hundred thousand dollars ($100,000). In addition, in the event that under any Stock OptionAgreement the aggregate fair market value (determined at the time the Option is granted) oftheCommon Stock with respect to which incentive Stock Options are exercisable for the first timeby any employee during any calendar year (under all plans of the Company and its parent andsubsidiary corporations) exceeds one hundred thousand dollars ($100,000), the Board ofDirectors or the Committee may, when shares are transferred upon exercise of such Options,designate those shares which shall be treated as transferred upon exercise of an Incentive StockOption and those shares which shall be treated as transferred upon exercise of a Non-statutory Stock Option.

(b) An Option granted under the Plan shall be exercised by thedelivery by the holder thereof to the Company at its principal office (attention of the Secretary) of written notice of the number of shares with respect to which the Option is being exercised.

Such notice shall be accompanied, or followed within ten (10) days of delivery thereof; by payment of the 'full option price of such shares, and payment of such option 'price shall be madeby the holder’s delivery of (i) his check payable to the order of the (Company, or (ii) previouslyacquired Common Stock, the fair market value of which shall be determined as of the date ofexercise (provided that the shares delivered pursuant hereto are acceptable to the Board ofDirectors or the Committee in its sole discretion) or (iii) if provided for in the Stock OptionAgreement, his check payable to the order of the Company in an amount at least equal to the parvalue of the Common Stock being acquired, together with a promissory note, in form and uponsuch terms as are acceptable to the Board or the Committee, made payable to the order of theCompany in an amount equal to the balance of the exercise price, or (iv) by the holder’s deliveryof any combination of the foregoing (i), (ii) and (iii). Alternatively, if provided for in the Stock

Option Agreement, the holder may elect to have the Company reduce the number of sharesotherwise issuable by a number of shares having a fair market value equal to the exercise price ofthe Option being exercised.

14. Adjustment Upon Change in Capitalization.

(a) Ln. the event that the outstanding Common Stock is hereafter changed by reason of reorganization, merger, consolidation, recapitalization, reclassification,stock split-up, combination of shares, reverse split, stock dividend or the like, an appropriateadjustment shall be made by the Board of Directors or the Committee in the aggregate number ofshares available under the Plan, in the number of shares and option price per share subject tooutstanding Options, and in any limitation on exercisability referred to in Section 13(a)(ii)hereof which is set forth in outstanding Incentive Stock Options. If the Company shall bereorganized, consolidated, or merged with another corporation, subject to the provisions ofSection 19 hereof the holder of an Option shall be entitled to receive upon the exercise of hisOption the same number and kind of shares of stock or the same amount of property, cash orsecurities as he would have been entitled to receive upon the happening of any such corporateevent as if he had been, immediately prior to such event, thenholder of thenumber of sharescovered by his Option; provided, however, that in such event the Board of Directors or theCommittee shall have the discretionary power to take any action necessary or appropriate to prevent any Incentive Stock Option granted hereunder which is intended to be an “incentivestock option” from being disqualified as such under the then existing provisions of the Code orany law amendatory thereof or supplemental thereto; and provided, further, however, that in suchevent the Board of Directors or the Committee shall have the discretionary power to take anyaction necessary or appropriate to prevent such adjustment from being deemed or considered asthe adoption of a new plan requiring shareholder approval under Section 422 of the Code and theregulations promulgated thereunder.

(b) Any adjustment in the number of shares shall applyproportionately to only the unexercised portion of the Option granted hereunder. If fractions of ashare would result from any such adjustment, the adjustment shall be revised to the next lower whole number of shares.

15. Further Conditions of Exercise of Options.

(a) Unless prior to the exercise ofthe Option the shares issuable upon such exercise have been registered with the Securities and Exchange Commission pursuant to theSecurities Act of 1933, as amended, the notice of exercise shall be accompanied by arepresentation or agreement ofthe person or estate exercising the Option to the Company to theeffect that such shares are being acquired for investment purposes and not with a View to thedistribution thereof, and such other documentation as may be required by the Company, unless inthe opinion of counsel to the Company such representation, agreement or documentation is notnecessary to comply with such Act.

(b) All of the Common Stock is listed on any securities exchange,including, without limitation, NASDAQ, the Company shall not be obligated to deliver any

Common Stock pursuant to this Plan until it has been listed on each such exchange. Ln. addition,the Company shall not be obligated to deliver any Common Stock pursuant to this Plan untilthere has been qualification under or compliance with such federal or state laws, rules orregulations as the Company may deem applicable. The Company shall use reasonable efforts toobtain such listing, qualification and compliance.

16. Restricted Stock Grant Agreement. Each Restricted Stock grant underthe Plan shall be authorized by the Board of Directors or the Committee, and shall be evidenced by a Restricted Stock Grant Agreement which shall be executed by the Company and by theindividual or entity to whom such Restricted Stock is granted. The Restricted Stock GrantAgreement shall specify the number of shares of Restricted Stock granted, the vesting periodsand such other terms and provisions as the Board of Directors or the Committee may deem necessary or appropriate.

l7. Restricted Stock Grants.

(a) The Board of Directors or the Committee may grant RestrictedStock under the Plan to any individual or entity eligible to receive Restricted Stock pursuant toclause (b) of Section 4 hereof

(b) In addition to any other applicable provisions hereof and except as may otherwise be specifically provided in a Restricted Stock Grant Agreement, the followingrestrictions in this Section l7(b) shall apply to grants of Restricted Stock made by the Board orthe Committee: “No shares granted pursuant to a grant of Restricted Stockmay be sold, transferred, pledged, assigned or otherwise alienated or hypothecated until, and tothe extent that such shares are vested. (ii) Shares granted pursuant to a grant of Restricted Stock shallvest as determined by the Board or the Committee, as provided for in the Restricted Stock GrantAgreement. The foregoing notwithstanding (but subject to the provisions of (iii) hereof andsubject to the discretion of the Board or the Committee), a Grantee shall forfeit all shares notpreviously vested, if any, at such time as the Grantee is no longer employed by, or serving as aDirector of, or rendering consulting or advisory services to, the Company or a parent orsubsidiary corporation ofthe Company. All forfeited shares shall be returned to the Company. (iii) Notwithstanding the provisions of (ii) hereof, non-vestedRestricted Stock shall automatically vest as provided for in Section 19 hereof.

(c) In determining the vesting requirements with respect to a grant ofRestricted Stock, the Board or the Committee may impose such restrictions on any sharesgranted as it may deem advisable including, without limitation, restrictions relating to length ofservice, corporate performance, attainment of individual or group performance objectives, and federal or state securities laws, and may legend the certificates representing Restricted Stock togive appropriate notice of such restrictions. Any such restrictions shall be specifically set forthin the Restricted Stock Grant Agreement.

(d) Certificates representing shares granted that are subject torestrictions shall beheld by the Company or, if the Board or the Committee so specifies,deposited with a third-party custodian or trustee until lapse of all restrictions on the shares. Aftersuch lapse, certificates for such shares (or the vested percentage of such shares) shall bedelivered by the Company to the Grantee; provided, however, that the Company need not issue fractional shares.

(e) During any applicable period of restriction, the Grantee shall bethe record owner ofthe Restricted Stock and shall be entitled to vote such shares and receive alldividends and other distributions paid with respect to such shares while they are so restricted.

However, if any such dividends or distributions are paid in shares of Company stock or cash orother property during an applicable period of restriction, the shares, cash and/or other propertydeliverable shall be held by the Company or third party custodian or trustee and be subject to thesame restrictions as the shares with respect to which they were issued. Moreover, the Board orthe Committee may provide in each grant such other restrictions, termsand conditions as it maydeem advisable with respect to the treatment and holding of any stock, cash or property that isreceived in exchange for Restricted Stock granted pursuant to the Plan.

(f) Each Grantee making an election pursuant to Section 8303) of theCode shall, upon making such election, promptly provide a copy thereof to the Company.

(g) If the Company shall be reorganized, consolidated, or merged withanother corporation or entity, subject to the provisions of Section l9 hereof the shares of stock or the property, cash or securities which theholder of Restricted Stock shall be entitled to receiveupon the happening of any such corporate event in respect of his Restricted Stock, shall besubject to the same restrictions to which such Restricted Stock was subject pursuant to the terms ofthe Restricted Stock Grant Agreement relating to such Restricted Stock, andin such event theBoard of Directors or the Committee shall have the discretionary power to take any actionnecessary or appropriate to preserve the “restricted stock” nature of the Restricted Stock soconverted or exchanged, or to prevent such Restricted Stock so converted or exchanged frombeing disqualified as such under the then existing provisions of the Code or any law amendatorythereof or supplemental thereto.

(h) If fractions of a share of Restricted Stock would result from anysuch adjustment, the adjustment shall be treated in the same manner as Common Stock in such corporate event.

18. Restrictions Upon Shares,” Right of First Refusal.

(a) No Optionee or Grantee (collectively, “Participant”) shall, forvalue or otherwise, sell, assign, transfer or otherwise dispose of all or any part of the sharesissued pursuant to the exercise of an Option or received as Restricted Stock (collectively, the“Shares”), or of any beneficial interest therein (collectively a “Disposition”), except as permitted by and in accordance with the provisions ofthe Plan. The Company shall not recognize as validor give effect to any Disposition of any Shares or interest therein upon the books of the Companyunless and until the Participant desiring to make such Disposition shall have complied with theprovisions of the Plan.

(b) No Participant shall, without the written consent of the Company,

pledge, encumber, create a security interest in or lien on, or in any Way attempt to otherwiseimpose or suffer to exist any lien, attachment, levy, execution or encumbrance on the Shares.

(c) If at any time, a Participant desires to make a Disposition of anyof the Shares (the “Offered Shares”) to any third-party individual or entity pursuant to a bona fide offer (the “Offer”), he shall give written notice of his intention to do so (“Notice of lntent toSell”) to the Company, which notice shall specify the name(s) of the offeror(s) (the “ProposedOfferor(s)”, the price per share offered for the Offered Shares and all other terms and conditionsof the proposed transaction. Thereupon, the Company shall have the option to purchase from the Participant all, but not less than all, the Offered Shares upon the same terms and conditions as setforth in the Offer.

(d) If the Company desires to purchaseall of the Offered Shares, it must send a written notice to such effect to the Participant (within thirty (30) days followingreceipt of the Notice of Intent to Sell.

(e) The closing of any purchase and sale of the Offered Shares shalltake place sixty (60) days following receipt by the Company of the Notice of lntent to Sell.

(f) If the Company does not elect to purchase all of the Offered Shares within the period set forth in paragraph (d) hereof, no Shares may be purchased by the Company,

and the Participant shall thereupon be tree to dispose of such Shares to the Proposed Offeror(s)strictly in accordance with the terms of the Offer. lf the Offered Shares are not disposed ofstrictly in accordance with the terms of the Offer Within a period of one hundred twenty (120)days after the Participant gives a Notice of lntent to Sell, such Shares may not thereafter be soldwithout compliance with the provisions hereofrequirements of the Securities Exchange Act of 1934, as amended.

(g) All certificates representing the Shares shall bear on the face orreverse side thereof the following legend:

“The shares represented by this certificate are subject to the provisions of the Vista International Technologies, Inc. 2005 Equity Participation Plan, a copyof which is on file at the offices ofthe Company.”

19.   Shares of Common Stock Issuable Under Form S-8 Registration.

(a) Subject to the Company filing a Form S-8 Registration statement including twelve million (12,000,000) shares of the Company’s common stock issuable under the Vista International Technologies, Inc. 2005 Equity Participation Plan, the Board of Directors or the Committee administering the Plan may issue common stock registered under Form S-8 with the Securities and Exchange Commission to qualifying consultants and employees of the Company only if(i) the consultant or advisor is a natural person, (ii) bona fide services have been or are to be rendered by such consultant or advisor and (iii) such services are not in connection with the offer or sale of securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities. The Board of Directors or the Committee, in its sole discretion, but subject to the provisions of the Plan, shall determine the employees and non-employee consultants and advisors to the Company and its parent and subsidiary corporations whom Form S-8 Registered Stock shall be granted, and the number of shares to be covered by each grant of Form S-8 Stock, taking into account the nature of the employment or services rendered by the individuals or entities being considered, their annual compensation, their present and potential contributions to the success of the Company, and such other factors as the Board of Directors or the Committee may deem relevant.

(b) All such stock issued by the Plan and pursuant to Form S-8 shall be evidenced by a written signed contract between the Company and the consultant and advisor.

20. Liquidation, Merger, Consolidation. Notwithstanding Section l4(a)hereof, if the Board of Directors approves a plan 'of complete liquidation or a merger orconsolidation (other than a merger or consolidation that would result in the voting securities ofthe Company outstanding immediately prior thereto continuing to represent (either by remainingoutstanding or by being converted into voting securities of the surviving entity), at least fifty percent (50%) of the combined voting power of the voting securities of the Company (or suchsurviving entity) outstanding immediately after such merger or consolidation), the Board ofDirectors or the Committee may, in its sole discretion, upon written notice to the holder of an Option, provide that the Option must be exercised within twenty (20) days following the date ofsuch notice or it will be terminated. In the event such notice is given, the Option shall becomeimmediately exercisable in full.

21. Effectiveness of the Plan. The Plan was adopted by the Board of

Directors on February 1, 2005.

22. Termination, Modification and Amendment.

(a) The Plan (but not Options previously granted under the Plan) shallterminate on February 1,2020, which is within fifteen (15) years from the date of its adoption by the Board of Directors, or sooner as hereinafter provided, and no Option or Restricted Stock shall be granted after terminationof the Plan. The foregoing shall not be deemed to limit the vesting period for Restricted Stock granted pursuant to the Plan.

(b) The Board of Directors may modify the Plan from time to time without Stockholder approval. The Board of Directors may terminate the Plan on or before thetermination date referred to in Section 22(a) hereof without Stockholder Approval, provided however, that the Board of Directors shall not, without StockholderApproval, (i) increase (except as otherwise provided by Section 14 hereof) the maximum numberof shares as to which Incentive Stock Options may be granted hereunder, change the designationofthe employees or class of employees eligible to receive Incentive Stock Options, or make anyother change which would prevent any Incentive Stock Option granted hereunder which isintended to be an “incentive stock option” from qualifying as such under the then existingprovisions of the Code or any law amendatory thereof or supplemental thereto.

(d) No termination, modification, or amendment of the Plan may, without the consent ofthe individual or entity to whom any Option or Restricted Stock shall havebeen granted, adversely affect the rights conferred by such Option or Restricted Stock grant.

23. Not a Contract of Employment. Nothing contained in the Plan or in any

Stock Option Agreement or Restricted Stock Grant Agreement executed pursuant hereto shall bedeemed to confer upon any individual or entity to whom an Option or Restricted Stock is or may be granted hereunder right to remain in the employ or service of the company or a parent orsubsidiary corporation ofthe Company or any entitlement to any remuneration or other benefitpursuant to any consulting or advisory arrangement.

24. Use of Proceeds. The proceeds from the sale of shares pursuant to

Options or Restricted Stock granted under the Plan shall constitute general funds of the

Company.

25. Indemnification of Board of Directors or Committee. ln addition to such other rights of indemnification as they may have, the members of the Board of Directors orthe Committee, as the case may be, shall be indemnified by the Company to the extent permittedunder applicable law against all costs and expenses reasonably incurred by them in connectionwith any action, suit, or proceeding to which they or any of them may be a party by reason of anyaction taken or failure to act under or in connection with the Plan or any rights grantedthereunder and against all amounts paid by them in settlement thereof or paid by them insatisfaction of a judgment of any such action, suit or proceeding, except a judgment based upon afinding of bad faith. Upon the institution of any such action, suit, or proceeding, the member ormembers of the Board of Directors or the Committee, as the case may be, shall notify theCompany in writing, giving the Company an opportunity at its own 'cost to defend the samebefore such member or members undertake to defend the same on his or their own behalf.

26. Captions. The use of captions in the Plan is for convenience. The captions are not intended to provide substantive rights.

27. Disqualifying Dispositions. lf Common Stock acquired upon exercise of an Incentive Stock Option granted under the Plan is disposed of within two years following thedate of grant ofthe lncentive Stock Option or one year following the issuance of the CommonStock to the Optionee, or is otherwise disposed of in a manner that results  the Optionee beingrequired' to recognize ordinary income, rather than capital gain, from the disposition (a “Disqualifying Disposition”), the holder of the Common Stock shall, immediately prior to suchDisqualifying Disposition, notify the Company in writing of the date and terms of suchDisqualifying Disposition and provide such other information regarding the DisqualifyingDisposition as the Company may reasonably require.

28. Withholding Taxes.

(a) Whenever under the Plan shares of Common Stock are to bedelivered to an Optionee upon exercise of a Non-statutory Stock Option or to a Grantee ofRestricted Stock, the Company shall be entitled to require as a condition of delivery that the

Optionee or Grantee remit or, at the discretion of the Board or the Committee, agree to remitwhen due, an amount sufficient to satisfy all current or estimated future Federal, state and localincome tax withholding requirements, including, Without limitation, the employee’s portion ofany employment tax requirements relating thereto. At the time of a Disqualifying Disposition,the Optionee shall remit to the Company in cash the amount of any applicable Federal, state andlocal income tax withholding and the employee’s portion of any employment taxes. "

(b) The Board of Directors or the Committee may, in its discretion,provide any or all holders of Non-statutory Stock Options or Grantees of Restricted Stock with the right to use shares of Common Stock in satisfaction of all or part ofthe withholding taxes towhich such holders may become subject in connection with the exercise of their Options or theirreceipt of Restricted Stock. Such right may be provided to any such holder in either or both of the following formats: (i) The election to have the Company withhold, from theshares of Common Stock otherwise issuable upon the exercise of such Non-statutory StockOption or otherwise deliverable as a result ofthe vesting of Restricted Stock, a portion of thoseshares with an aggregate fair market value equal the percentage of the withholding taxes (notto exceed one hundred percent (100%) designated by the holder; (ii) The election to deliver to the Company, at the time the

Non-statutory Stock Option is exercised or Restricted Stock is granted or vested, one or moreshares of Common Stock previously acquired by such holder (other than in connection with theoption exercise or Restricted Stock grant triggering the withholding taxes) with an aggregate fairmarket value equal to the percentage ofthe withholding taxes (not to exceed one hundred percent (100%)) designated by the holder.

29. Other Provisions. Each Option granted, and each Restricted Stock grant,

under the Plan may contain such other terms and conditions not inconsistent with the Plan asmay be determined by the Board or the Committee, in its sole discretion. Notwithstanding theforegoing, each Incentive Stock Option granted under the Plan shall include those terms and conditions which are necessary to qualify the Incentive Stock Option as an “incentive stockoption” within the meaning of Section 422 of the Code and the regulations thereunder and shallnot include any terms and conditions which are inconsistent therewith.

30. Definitions. For purposes ofthe Plan, the terms “parent corporation” and

“subsidiary corporation” shall have the meanings set forth in Sections 424(e) and 424(t) of theCode, respectively, and the masculine shall include the feminine and the neuter as the context requires.

31. Governing Law. The Plan shall be governed by, and all questions arising hereunder shall be determined in accordance with, the laws ofthe State of Delaware, excludingchoice of law principles thereof.